Schedule 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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FLANDERS CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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FLANDERS CORPORATION

2399 26th Avenue North, Saint Petersburg, Florida  33713

FLANDERS CORPORATION

November 16, 2004

Dear Shareholders:

You are cordially invited to attend the annual meeting of the shareholders of Flanders Corporation (the "Company") to be held at 2399 26th Avenue North, Saint Petersburg, Florida  33713 on December 16, 2004, at 10:00 a.m. local time.  The purposes of the annual meeting are:

  To elect five directors of the Company; and

  To transact any other business that may properly be presented at the annual meeting.

If you were a shareholder of record at the close of business on November 9, 2004, you may vote at the annual meeting.  The foregoing items of business are more fully described in the proxy statement attached to this notice.

Whether or not you expect to attend the annual meeting, and regardless of the number of shares you own, we urge you to read the attached proxy statement and to promptly date, sign and mail the enclosed proxy card in the envelope provided.

Sincerely,

Robert R. Amerson

President and Chief Executive Officer

FLANDERS CORPORATION

2399 26th Avenue North, Saint Petersburg, Florida  33713

____________________________________

NOTICE OF

ANNUAL MEETING OF SHAREHOLDERS

____________________________________

The annual meeting of the shareholders of Flanders Corporation will be held at 2399 26th Avenue North, Saint Petersburg, Florida  33713, on December 16, 2004, at 10:00 a.m. local time.  At the annual meeting, you will be asked to:

  Elect five directors of the Company; and

  Transact any other business that may properly be presented at the annual meeting.

If you were a shareholder of record at the close of business on November 9, 2004, you may vote at the annual meeting and at any postponements or adjournments thereof.

You are cordially invited to attend the annual meeting.  Your vote is important.  If you plan to attend the annual meeting, please notify me so that I can prepare identification for you.

Whether you plan to attend or not, please mark, sign, date and promptly return the enclosed proxy card.  A return envelope, which requires no postage if mailed in the United States, has been provided for your use.

Thank you for your participation,

John Hodson

Corporate Secretary

Flanders Corporation

November 16, 2004

FLANDERS CORPORATION

2399 26th Avenue North

Saint Petersburg, Florida 33713

______________________________

PROXY STATEMENT

______________________________

GENERAL

Flanders Corporation, a North Carolina corporation (the "Company"), is soliciting this proxy on behalf of its Board of Directors for use at the 2004 Annual Meeting of shareholders to be held on Friday, December 16, 2004, at 10:00 a.m. local time, at 2399 26th Avenue North, Saint Petersburg, Florida, 33713, and at any adjournments thereof.  This proxy statement, the proxy card, and the Company's 2003 Annual Report on Form 10-K will be mailed to shareholders beginning on or about November 16, 2004.

VOTING PROCEDURES

Record holders of shares of the Company's common stock, par value $.001 per share, at the close of business on November 9, 2004, may vote at the meeting.  Each shareholder has one vote for each share of common stock the shareholder owns.  At the close of business on November 9, 2004, there were 26,291,062, shares of common stock outstanding and entitled to vote at the meeting.

Votes cast by proxy or in person at the annual meeting will be tabulated by the inspectors of election appointed for the meeting who will also determine whether or not a quorum is present.  The Company's Bylaws provide that the holders of a majority of the issued and outstanding shares of the Company entitled to vote, represented in person or by proxy, constitute a quorum at any shareholders' meeting.  Abstentions and broker non-votes are counted as present for establishing a quorum, but as unvoted for determining the approval of any matter submitted to the shareholders for a vote.  A broker non-vote occurs when a broker votes on some matters on the proxy card but not on others because he does not have the authority to do so.

You may revoke your proxy at any time before it is exercised by filing a written notice of revocation with the Company.  You may also revoke your proxy at any time before it is exercised by either (1) filing a new proxy bearing a later date with the Company, or (2) by attending the meeting and voting in person.

Your shares will be voted as you direct on your signed proxy card.  If you do not specify on your proxy card how you want to vote your shares, we will vote signed returned proxies "for " the Board's nominees.  The Company does not know of any other business that may be presented at the annual meeting.  If a proposal other than the one listed in the Notice is presented at the annual meeting, your signed proxy card gives authority to Robert R. Amerson and Steven K. Clark, individually and collectively, to vote your shares on such matters in their discretion.

PROPOSAL ONE -- ELECTION OF DIRECTORS

General

The Board of Directors currently consists of five directors and the Board has nominated five directors for election at the 2004 Annual Meeting.  If you elect them, they will hold office until the next annual meeting and their successors are elected and qualified, or until they retire, die, or are removed.  Cumulative voting is not permitted in the election of directors.  Unless you specify otherwise, your returned signed proxy will be voted in favor of each of the nominees.  If any of the nominees is unable to serve as a director, your proxy may be voted for another person nominated by the Board to fill that vacancy, or the Board may reduce the number of directors to be elected.  The following information concerning each nominee is as of November 16, 2004.

Information Regarding Nominees for Directors

The nominees for directors of the Company are as follows:

Robert R. Amerson.  Mr. Amerson, age 53, has been President and Chief Executive Officer of the Company since 1987.  Mr. Amerson is also a director, a position he has held since 1988.  Mr. Amerson has a Bachelor of Science degree in Business Administration from Atlantic Christian College.

Steven K. Clark.  Mr. Clark, age 51, has been Chief Operating Officer since January 2001.  He is also Vice President Finance and Chief Financial Officer of the Company, duties he has held since December 15, 1995, and a director of the Company since December 29, 1995.  Mr. Clark acted as a consultant to the Company from November 15, 1995 through December 15, 1995.  From July 1992 through October 1995, he was the Chief Financial Officer of Daw Technologies, Inc., a specialty cleanroom contractor and major customer of the Company.  Prior to this he was a senior partner of Miller & Clark, an accounting and management services firm.  Mr. Clark spent four years with Price Waterhouse, and an additional four years with Arthur Andersen, both accounting firms.  He is a Certified Public Accountant, has Bachelor  of Arts, magna cum laude, degrees in Accounting and Political Science and a Master of Business Administration, summa cum laude, degree, all from the University of Utah.

Robert Kelly Barnhill, Sr.  Mr. Barnhill, age 65, is nominated to be an independent director of the Company and will serve on both the Compensation and Audit committees.  Mr. Barnhill is President of Hendrix-Barnhill Co. Inc., a licensed contractor specializing in the construction of public utilities.  Mr. Barnhill has served  on the Board of Governors of Greenville Country Club and is the former President of the University City Kiwanis Club.  Mr. Barnhill also served as the Pitt County Commissioner and currently serves on the North Carolina Licensing Board for General Contractors, the North Carolina State Engineering Foundation, and is the Vice Chairman of the Pitt Memorial Hospital Foundation. Mr. Barnhill received his degree in Civil Engineering from the North Carolina State University

William D. Mitchum, Jr.   Mr. Mitchum , age 57, is nominated to be an independent director of the Company, and will serve on both the Compensation and Audit committees.  Mr. Mitchum is the President and Chief Executive Officer of Mercer Glass Co., Inc., duties he has held since 1981.  Prior to this he was the Executive Vice President of Hardware Suppliers of America, Inc. and Eastern Millwork.  Mr. Mitchum has served as Director of Local Board BB&T and  Local Board First Union National.  He is currently Director of Regional Advisory Board Wachovia Bank.  Mr. Mitchum received his Bachelor of Science and MBA degrees from East Carolina University.

David M. Mock . Mr. Mock, age 51,  is nominated to be an independent director of the Company and will serve on both the Compensation and Audit committees.  Mr. Mock has been a director since August 2003.  Mr. Mock is a General Partner with GMG Capital Partners, a New York-based investment firm, which he co-founded in 1997.  Prior to joining GMS/GMG Partners, Mr. Mock was a private investor pursuing an investment strategy similar to that of GMG. Mock has extensive operations and private investment experience with respect to technology companies.  He is currently Chairman of the Board of Captus Networks as well as serving as Director or Officer to several other companies including Alloptic, Inc., Forum Systems, and Connecting Point, Inc.   Mr. Mock holds an Accounting degree from the University of Utah.

Vote Required

A plurality of the shares represented at the meeting after a quorum is established is required to elect a director.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR.

EXECUTIVE OFFICERS

Set forth below is information regarding the current executive officers of the Company (in addition to Messrs. Amerson and Clark) who are not also directors of the Company as of November 9, 2004.

James L. "Buddy" Mercer.  Mr. Mercer, age 62, has been Vice President Operations since December 2001.  He has direct responsibility for all plant manufacturing operations. Prior to December 2001, beginning in 1998, he was a general manager for Precisionaire, Inc., a subsidiary.  From 1967 through 1997, Mr. Mercer worked at Purolator Air Products, a competitor, working in several positions culminating in plant manager.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock, as of December 31, 2003 with respect to (i) each person known by the Company to own beneficially more than 5% of the common stock, (ii) each of the Company’s directors, (iii) each nominee for election as a director, (iv) each of the Company's executive officers, and (iv) all directors and executive officers of the Company as a group.  Beneficial ownership of shares, as determined  in accordance with applicable SEC rules, includes shares as to which a person has sole or shared voting power or sole or shared investment power.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percentage of Outstanding Shares of Common Stock (1)
Robert R. Amerson (2) 531 Flanders Filters Road Washington, NC 27889	7,584,370	29.08%
Steven K. Clark (2) 2399 26th Avenue North Saint Petersburg, Florida 33713	5,110,183	19.59%
Peter Fredericks(3) 144 Woodland Drive San Francisco, CA 94117	57,273	*
Michael Steele(4) 243 Commerce Street Greenville, NC 27836	64,000	*
James L. Mercer (5) 2121B Wal Pat Road Smithfield, NC 27577	80,000	*
Robert Kelly Barnhill P.O.Box 1904 Greenville, NC 27835	0	*
David Mock(6) 9993 South 3100 East Sandy, UT 84092	161,000	*
William Mitchum 118 Fort Sumter Dr Greenville, NC 27835	0	*
Dimensional Fund Advisors Inc. 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	1,804,060	6.92%
Wilen Management Company, Inc. 2360 West Joppa Road, Suite 226 Lutherville, MD 21093	1,504,595	5.77%
Officers and Directors as a Group (8 persons) (2),(3),(4),(5)(6)	13,056,826	50.06%

*

Represents less than 1% of the total issued and outstanding shares of common stock.

(1)

Applicable percentage of ownership is based on 26,083,846 shares of common stock outstanding as of December 31, 2003, together with all applicable options for unissued securities for such shareholders exercisable within 60 days.  Shares of common stock subject to options exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.

 (2)

Includes 1,000,000 shares which are subject to an option to purchase such shares from the Company at $2.50 per share and 1,000,000 shares which are subject to an option to purchase such shares from the Company at $7.50 per share.

 (3)

Includes 50,000 shares which are subject to an option to purchase such shares from the Company at $1.74 per share.

(4)

Includes 50,000 shares which are subject to an option to purchase such shares from the Company at $1.70 per share.  Also includes 10,000 shares which are subject to an option to purchase such shares from the Company at $1.65 per share

(5)

Includes 60,000 shares which are subject to an option to purchase such shares from the Company at $2.52 per share.  Also includes 20,000 shares which are subject to an option to purchase such shares from the Company at $5.00 per share

(6)

Includes 50,000 shares which are subject to an option to purchase such shares from the Company at $4.37 per share.

OTHER INFORMATION REGARDING THE BOARD OF DIRECTORS

Board Meetings and Committees

During 2003, the Board of Directors met six (6) times and also executed various resolutions and written actions in lieu of meetings.  The Board of Directors has an Audit Committee and a Compensation Committee.  The Audit Committee reviews the results and scope of the audit and other services provided by the Company’s independent auditors, reviews and evaluates the Company’s internal audit and control functions, and monitors transactions between the Company and its employees, officers and directors.  The Compensation Committee administers the Company’s equity incentive plans and designates compensation levels for officers and directors of the Company.  The Audit Committee met four (4) times during 2003.  The Compensation Committee met one (1) time during 2003.

Currently, the Audit Committee consists of Messrs. Mock, Fredericks, Barnhill, and Mitchum with Mr. Mock serving as Chairman.  The Compensation Committee consists of Messrs. Amerson, Fredericks, Barnhill, and Mitchum with Mr. Mitchum serving as Chairman.

The Board of Directors has established an Audit Committee (the “Audit Committee”), a Compensation Committee (the “Compensation Committee”) and a Nominating Committee (the “Nominating Committee”). Each of the committees operates under a written charter which was adopted by the Board of Directors and is available on the Corporate Governance page in the Company’s website at www.flanderscorp.com .  Information contained on the website is not incorporated by reference in, or considered to be a part of, this Proxy Statement. In addition, the Audit Committee Charter was included as an appendix to the Proxy Statement for the 2000 Annual Meeting of Stockholders.

Nominating and Corporate Governance Committee

The Nominating Committee was established in 2004 and oversees the qualification and nomination process for potential director candidates, reviews the continued qualification of existing directors and is responsible for corporate governance oversight. The Nominating Committee held one (1) meeting during Fiscal 2004 and currently consists of Messrs. Mitchum, Fredericks, Mock, and Barnhill, with Mr. Barnhill serving as Chairman, each of whom is “independent” as such term is currently defined in the listing standards for the Nasdaq Stock Market.

In the course of reviewing potential director candidates, the Nominating Committee will consider nominees recommended by security holders of the Company.  When considering a potential candidate for membership on the Board of Directors, the Nominating Committee may consider, in addition to the minimum qualifications and other criteria for Board membership approved by the Board of Directors, all facts and circumstances that the Nominating Committee deems appropriate or advisable, including, among other things, the skills of the proposed Director candidate, his or her availability, depth and breadth of business experience or other background characteristics, his or her independence and the needs of the Board of Directors. At a minimum, each nominee, whether proposed by a stockholder or any other party, is expected to have the highest personal and professional integrity, shall demonstrate sound judgment and shall be expected to effectively interact with other members of the Board of Directors to serve the long-term interests of the Company and its stockholders. In addition, the Nominating Committee may consider whether the nominee has direct experience in the Company’s industry or in the markets in which the Company operates and whether the nominee, if elected, assists in achieving a mix of Board members that represents a diversity of background and experience. The procedures to be followed by security holders in submitting such recommendations are described in the section entitled “Submission of Security holder Recommendations for Director Candidates” beginning on page 7 of this Proxy Statement.

SUBMISSION OF SECURITY HOLDER RECOMMENDATIONS FOR DIRECTOR CANDIDATES

All security holder recommendations for Director candidates must be submitted in writing to the Secretary of the Company, Flanders Corporation, 2399 26th Avenue North, St. Petersburg, FL 33734, who will forward all recommendations to the Nominating Committee. All security holder recommendations for Director candidates must be submitted to the Company not less than 120 calendar days prior to the date on which the Company’s Proxy Statement was released to stockholders in connection with the previous year’s Annual Meeting. All security holder recommendations for Director candidates must include (1) the name and address of record of the security holder, (2) a representation that the security holder is a record holder of the Company’s securities, or if the security holder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934, (3) the name, age, business and residential address, educational background, public company directorships, current principal occupation or employment, and principal occupation or employment for the preceding five full fiscal years of the proposed Director candidate, (4) a description of the qualifications and background of the proposed director candidate which addresses the minimum qualifications and other criteria for Board membership approved by the Board of Directors from time to time, (5) a description of all arrangements or understandings between the security holder and the proposed Director candidate, (6) the consent of the proposed Director candidate to be named in the proxy statement, to have all required information regarding such Director candidate included in the Proxy Statement, and to serve as a Director if elected, and (7) any other information regarding the proposed Director candidate that is required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission.

Director Compensation

Directors who are Company employees receive no additional or special remuneration for serving as directors.  The Company's non-employee Directors are paid $500 plus out-of-pocket expenses for each meeting of the Board of Directors where the directors are physically present. At initial appointment to the Board and pursuant to the 1996 Flanders Corporation Directors Option Plan, a director receives an automatic option to purchase 50,000 shares of the Company’s common stock.  All independent directors with a minimum of six (6) months on the Board are automatically granted an additional 5,000 options to purchase Company common stock each  year thereafter for so long as the director remains on the Board.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the aggregate cash compensation paid by the Company for services rendered during the last three years to the Company’s Chief Executive Officer and to each of the Company’s other executive officers whose annual salary, bonus and other compensation exceeded $100,000 in 2003:

		Annual Compensation			Long-Term Compensation
					Awards		Payouts
				Other	Restricted	Securities Underlying
				Annual	Stock	Options/	LTIP
				Compen-	Award(s)	SARs	Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)	sation ($)	($)	(#)	($)
Robert R. Amerson Chairman of the Board	2003	$246,672	--	$ 0	--	--	--
	2002	249,039	--	$ 1,231	--	--	--
	2001[1]	241,347	--	10,500	--	1,000,000	--
James L. Buddy Mercer Vice President Operations	2003	120,521	--	--	--	--	--
	2002	112,608	--	--	--	--	--
	2001	110,952	--	--	--	--	--
Steven K. Clark President and CEO	2003	254,807	--	3,355	--	500,000	--
	2002	249,519	--	1,348
	2001[1]	240,866		1,327		1,000,000
  Mr. Amerson and Mr. Clark each had an annual salary of $250,000, plus a possible bonus each year, under their respective Employment Agreements, as amended.  In the third quarter of 2001, these salaries were voluntarily reduced by ten percent, to $225,000 per year.  See Employment Agreements.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

The following table sets forth the aggregate number and value of stock options and SAR’s exercised during the last year by the Company’s Chief Executive Officer and by each of the Company’s other executive officers whose annual salary, bonus and other compensation exceed $100,000.

	Shares		Number of Securities Underlying Unexercised	Value of Unexercised
	Acquired		Options/SARs at Fiscal	In-the-Money Options/
	On	Value	Year-End (#)	SARs at Fiscal Year-End
Name	Exercise (#)	Realized ($)	Exercisable/Unexercisable	Exercisable/Unexercisable
Robert R. Amerson	–	$ –	2,000,000 / –	– / –
Steven K. Clark	–	$ –	2,500,000 / –	– / –

Employment Agreements

Messrs. Amerson and Clark have employment agreements effective as of December 15, 1995 (“Employment Agreements”).  The Employment Agreements, as amended, provide for an annual base salary of $250,000 for both Mr. Amerson and Mr. Clark and terminate in 2010.  The Employment Agreements also provide that the executive shall be entitled to the following termination payments:  (i) 100% of his current base salary if the employment is terminated as a result of his death or disability; (ii) up to 200% of his current base salary if the employment is terminated by the Company for any reason other than death, disability or for cause, or (iii) up to 250% of the executive’s gross income during the year preceding his termination if the Employment Agreement is terminated by the executive for good reason or by the Company for any reason other than death, disability or cause and the termination occurs within two years after a change of control of the Company has occurred.

Long-Term Incentive Plan

In 1996, the Company adopted the Long-Term Incentive Plan ("LTI Plan") to assist the Company in securing and retaining key employees and consultants.  The LTI Plan authorizes grants of incentive stock options, nonqualified stock options, stock appreciation rights ("SARs"), performance shares, restricted stock awards, dividend equivalents or other stock-based awards to individuals who are officers, key employees or outside consultants of the Company.  There are 1,987,000 shares of common stock reserved for award under the LTI Plan.

The Plan is administered by the Compensation Committee.  The Compensation Committee determines the total number and type of award granted in any year, the number and selection of employees or consultants to receive awards, the number and type of awards granted to each grantee and the other terms and provisions of the awards, subject to the limitations set forth in the LTI Plan.

Stock Option Grants.  The Compensation Committee has the authority to select individuals who are to receive options under the LTI Plan and to specify the terms and conditions of each option so granted (incentive or nonqualified), the exercise price (which must be at least equal to the fair market value of the common stock on the date of grant with respect to incentive stock options), the vesting provisions and the option term.  Unless otherwise provided by the Compensation Committee, any option granted under the LTI Plan expires the earlier of (1) five years from the date of grant; (2) two months after the optionee’s termination of service with the Company for any reason other than death; or (3) 15 months after the optionee’s death.  As of November 9, 2004, there were 862,700 options outstanding under the LTI Plan.

Stock Appreciation Rights.  The Compensation Committee may grant SARs separately or in tandem with a stock option award.  A SAR is an incentive award that permits the holder to receive (per share covered thereby) an amount equal to the amount by which the fair market value of a share of common stock on the date of exercise exceeds the fair market value of such share on the date the SAR was granted.  Under the LTI Plan, the Company may pay such amount in cash, in common stock or a combination of both.  Unless otherwise provided by the Compensation Committee at the time of grant, the provisions of the LTI Plan relating to the termination of employment of a holder of a stock option will apply equally, to the extent applicable, to the holder of a SAR.  A SAR granted in tandem with a related option will generally have the same terms and provisions as the related option with respect to exercisability.  A SAR granted separately will have such terms as the Compensation Committee may determine, subject to the provisions of the LTI Plan.  As of November 9, 2004, no SARs were outstanding under the LTI Plan.

Performance Shares.  The Compensation Committee is authorized under the LTI Plan to grant performance shares to selected employees.  Performance shares are rights granted to employees to receive cash, stock, or other property, the payment of which is contingent upon achieving certain performance goals established by the Compensation Committee.  As of November 9, 2004, no performance shares were outstanding under the LTI Plan.

Restricted Stock Awards.  The Compensation Committee is authorized under the LTI Plan to issue shares of restricted common stock to eligible participants on such terms and conditions and subject to such restrictions, if any, as the Compensation Committee may determine.  As of November 9, 2004, no restricted stock awards were outstanding under the LTI Plan.

Dividend Equivalents.  The Compensation Committee may also grant dividend equivalent rights to participants subject to such terms and conditions as may be selected by the Compensation Committee.  Dividend equivalent rights entitle the holder to receive payments equal to dividends with respect to all or a portion of the number of shares of stock subject to an option award or SARs, as determined by the Committee.  As of November 9, 2004, no dividend equivalents were outstanding under the LTI Plan.

FEES PAID TO INDEPENDENT AUDITORS

Pender Newkirk & Company, CPAs

The Audit Committee retained Pender Newkirk & Company as the Company's independent auditors to audit the Company's financial statements during the years 2003 and 2002.  The aggregate fees billed by Pender Newkirk & Company in 2003 and 2002 for services rendered in 2003 and 2002, respectively are:

Audit Fees totaling $169,500 and $125,000 which included fees for the review and examination of Flanders' consolidated financial statements, quarterly reviews of interim financial statements, transitional review of audit work papers, review for a standard SEC compliance review, and consultations on accounting matters related to the financial statements.

All Other Fees totaling $60,128 and $222,703.

Financial Information Systems Design and Implementation Fees.  Pender Newkirk & Company was not engaged to perform any services involving financial information systems design and implementation.

The Audit Committee has concluded the provision of the non-audit services listed as "All Other Fees" above is compatible with maintaining the independence of Pender Newkirk & Company.

Grant Thornton LLP

The Audit Committee retained Grant Thornton LLP as the Company's independent auditors to audit the Company's financial statements during certain periods in fiscal 2002. The aggregate fees billed by Grant Thornton LLP include fees for the following services rendered during fiscal 2002 are:

Audit Fees totaling $554,591 which included fees for the review and examination of Flanders' consolidated financial statements, quarterly reviews of interim financial statements, gathering and review of audit work papers for transition to Pender Newkirk & Company and consultations on accounting matters related to the financial statements.

All Other Fees totaling $113,910.

Financial Information Systems Design and Implementation Fees.  Grant Thornton LLP was not engaged to perform any services involving financial information systems design and implementation.

The Audit Committee has concluded the provision of the non-audit services listed as "All Other Fees" above is compatible with maintaining the independence of Grant Thornton LLP.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

General

The Compensation Committee of the Board of Directors is currently composed of four independent directors, Messrs. Fredericks, Mitchum, Barnhill and Mock who have no “interlocking relationships” (as defined by the SEC) , the Board Chairman and CEO, Mr. Amerson, who recuses himself from votes and discussions on his own compensation.

We are engaged in highly competitive businesses and compete nationally for personnel at the executive and technical staff level.  Outstanding candidates are aggressively recruited, often at premium salaries.  Highly qualified employees are essential to our success.  We are committed to providing competitive compensation that helps attract, retain, and motivate the highly skilled people we require.  We strongly believe that a considerable portion of the compensation for the Chief Executive Officer and other top executives must be tied to the achievement of business objectives, completing acquisitions, and to business unit and overall financial performance, both current and long-term.

Executive Compensation

Our executive compensation program is administered by the Compensation Committee. The role of the Compensation Committee is to review and approve salaries and other compensation of the executive officers of the Company, to administer the Long-Term Incentive Plan, and to review and approve stock option grants to all employees including the executive officers of the Company.

General Compensation Philosophy

Our compensation philosophy is that total cash compensation should vary with the performance of the Company and any long-term incentive should be closely aligned with the interest of the stockholders.  Total cash compensation for the executive officers consists of the following components:

•

Base salary

•

An executive officer bonus that is related to growth in sales and operating earnings of the Company.

Long-term incentives are realized through the granting of stock options to executives and key employees through the LTI Plan.  We have also granted certain non-qualified options to our executive officers.  We have no other long-term incentive plans for our officers and employees.

Base Salary and Executive Officer Bonus Target

Current base salaries for the executive officers were determined by arms’ length negotiations with the Board   of Directors.  Messrs. Clark and Amerson have employment contracts with the Company which set base salaries and allow for bonus targets and levels to be set at the sole discretion of this committee. During 2001 and 2002, none of the executive officers reached their bonus targets, hence no bonuses were awarded to executive officers in 2003, nor will bonuses be awarded in 2004 for performance in 2003.

Chief Executive Officer Compensation

The current base salary for the Chief Executive Officer of $250,000 is set according to his employment contract, which also includes provision for annual bonuses at the sole discretion of this committee.  No bonuses were awarded to the Chief Executive Officer in 2003 and none were accrued based upon 2003 performance.

Stock Options

Stock options are granted to aid in the retention of executive and key employees and to align the interests of executive and key employees with those of the stockholders.  The level of stock options granted (i.e., the number of shares subject to each stock option grant) is based on the employee’s ability to impact future corporate results.  An employee’s ability to impact future corporate results depends on the level and amount of job responsibility of the individual.  Therefore, the level of stock options granted is proportional to the Compensation Committee’s evaluation of each employee’s job responsibility.  For example, Robert R. Amerson, as the Chief Executive Officer, and Steven K. Clark, as Chief Operating Officer, have the highest levels of responsibility and would typically be awarded the highest level of stock options.  Stock options are granted at a price not less than the fair market value on the date granted.

Respectfully submitted,

COMPENSATION COMMITTEE:

Peter Fredericks

D. Michael Steele

Robert Amerson

David Mock
                                                                                                Steven K. Clark

COMPARATIVE STOCK PERFORMANCE GRAPH

The following graph shows a comparison of cumulative total returns for the Company, the NASDAQ Stock Market -- U.S. Index and the NASDAQ NM Industrial Index during the period commencing December 31, 1997 and ending September 30, 2004.  The comparison assumes $100 was invested on December 31, 1997 in the Company’s common stock with the reinvestment of all dividends, if any.  Total shareholder returns for prior periods are not an indication of future returns.

REPORT OF THE AUDIT COMMITTEE

General

The Audit Committee of the Board of Directors is composed of four independent directors who have no “interlocking relationships” as defined by the Commission, Messrs. Mitchum, Mock, Fredericks, and Barnhill.

The Audit Committee reviews the results and scope of the audit and other services provided by the Company’s independent auditors, reviews and evaluates the Company’s internal audit and control functions, and monitors transactions between the Company and its employees, officers and directors.

Audit Committee Charter

During 2000, the Audit Committee recommended the approval of a formal Charter, which expanded the Audit Committee’s primary duties and responsibilities to include:

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Serve as an independent and objective party to monitor the Company’s financial reporting processes and internal control systems.

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Review and appraise the audit efforts of the Company’s independent accountants and internal finance department.

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Provide an open avenue of communication between the independent accountants, financial and senior management, the internal finance department, and the Board of Directors.

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Review quarterly and annual financial statements submitted to the Securities and Exchange Commission, or the public, including any certification, opinion or review rendered by the Company’s independent accountants.

Review of Annual Results

The Audit Committee reviewed and discussed the Company’s financial statements for the year ended December 31, 2003 with the Company’s management.  The Audit Committee also discussed the statements with the Company’s independent auditors,.  In particular, the Audit Committee discussed with the independent auditors the matters required by SAS 61.

It is not the responsibility of the Audit Committee to render an opinion regarding the Company’s financial statements, but to monitor the Company’s internal controls and reporting processes, as well as the Company’s relationship with its internal auditors.

The Audit Committee received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 and has discussed with and confirmed the independence of the independent accountant.

Based on its review and the discussions noted above, the Audit Committee recommended to the Board of Directors that the Company’s Consolidated Financial Statements for the years ended December 31, 2003, 2002 and 2001 be included in the Company’s Annual Report on Form 10-K for 2003.

Respectfully submitted,

David M. Mock     Peter Fredericks

Robert Barnhill       William Mitchum

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

At November 9, 2004, Steven K. Clark owed the Company $4,618,310 which includes $836,303 of accrued interest which he previously borrowed to settle claims, to make certain payments under an indemnity agreement he entered into with the Company, to exercise options and to purchase certain shares from Thomas T. Allan, a former officer and director. This debt is evidenced by a note which bears interest at LIBOR plus 1%, and is due in full on December 31, 2010, or on demand by the Company.

At November 9, 2004, Robert R. Amerson owed the Company $2,704,079 which includes $736,630 of accrued interest, which he previously borrowed, the majority of which was used to settle claims, to make certain payments under an indemnity agreement he entered into with the Company, to purchase certain shares from Thomas T. Allan, a former officer and director of the Company, and for other unspecified reasons. This debt is evidenced by a note which bears interest at LIBOR plus 1%, and is due in full on December 31, 2010, or on demand by the Company.

The Company made payments totaling $3,738,179 and $1,666,263 in 2003 and 2002, respectively, to Superior Die Cutting, Inc., a vendor supplying raw materials to the company. Superior Die Cutting, Inc. is partially owned by Mercury Diecutting, Inc., an entity wholly-owned by Robert R. Amerson and Steven K. Clark. The Company made payments totaling $1,037,613 and $474,000 in 2003 and 2002, respectively, to Wal-Pat II, a real estate partnership which leases property to the Company.  Wal-Pat II is owned by Robert R. Amerson and Steven K. Clark as fifty percent partners.  At December 31, 2003, the Company owed a total of $892,000 and $0 to Superior Die-Cutting and Wal-Pat II, respectively.

COMPLIANCE WITH SECTION 16(A) OF THE 1934 ACT

Section 16(a) of the 1934 Act requires the Company’s directors, executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company.  Officers, directors, and greater than ten-percent beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that there was compliance for the fiscal year ended December 31, 2003 with all Section 16(a) filing requirements applicable to the Company’s officers, directors, and greater than ten-percent beneficial owners.

SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

If you wish to submit proposals to be included in the Company's 2004 proxy statement, we must receive them on or before Friday, August 19, 2005.  Please address your proposals to Corporate Secretary, Flanders Corporation, 2399 26th Avenue North, St. Petersburg, FL  33713.

Under the Company's Bylaws, if you wish to raise a matter before the shareholders at the 2004 annual meeting:

  You must notify the Secretary in writing by not later than October 20, 2005 but not prior to September 20, 2005.

  Your notice must contain the specific information required by the Company's Bylaws.

Please note that these requirements relate only to matters you wish to bring before your fellow shareholders at the annual meeting.  They are separate from the SEC's requirements to have your proposal included in the proxy statement.

METHOD OF PROXY SOLICITATION

The Company is soliciting this proxy on behalf of its Board of Directors.  The Company will pay the costs of soliciting the proxies.  These costs will include the expenses of preparing and mailing the proxy materials for the annual meeting and reimbursement paid to brokerage firms and others for their expenses incurred in forwarding the proxy materials.  Directors, officers and regularly engaged employees of the Company may also solicit proxies without additional compensation therefor.

A list of shareholders entitled to vote will be available for examination at the meeting by any shareholder for any purpose germane to the meeting.  The list will also be available on the same basis for ten (10) days prior to the meeting at our corporate headquarters by request to the Corporate Secretary at 2399 26th Avenue North, Saint Petersburg, Florida 33713.

ANNUAL REPORTS ON FORM 10-K

The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, has been enclosed with this proxy statement.  The Form 10-K includes a list of exhibits on page 35.  The Company will furnish copies of any of the exhibits to its 2003 Annual Report on Form 10-K upon the request of any shareholder, upon the payment of $25 to the Company in reimbursement for the Company's reasonable expenses of furnishing the exhibit.  Requests should be directed to John Hodson at (727) 822-4411.

PROXY

FLANDERS CORPORATION

PROXY SOLICITED ON BEHALF OF

THE BOARD OF DIRECTORS FOR THE

ANNUAL MEETING OF THE SHAREHOLDERS

This Proxy is solicited on behalf of the Board of Directors who recommend a vote for all nominees.

The undersigned hereby appoints Robert R. Amerson and Steven K. Clark, individually and collectively, as  proxies to represent the undersigned with full power of substitution at the Annual Shareholders Meeting of Flanders Corporation, to be held on December 16, 2004, at 10:00 a.m. local time at 2399 26th Avenue North, Saint Petersburg, Florida 33713 and at any and all postponements or adjournments thereof.

UNLESS OTHERWISE INDICATED

THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL SET FORTH BELOW

1.

ELECTION OF DIRECTORS.  This proxy will be voted FOR each of the nominees identified in the proxy statement at the Annual Meeting of Shareholders unless authority to vote for one or more nominees is expressly withheld.  To withhold authority for one or more individual nominees, cross out the name or names of such persons.

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FOR all nominees

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WITHHOLD AUTHORITY FOR CERTAIN NOMINEES.   If you wish to withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below (shares will be voted for nominees whose names are not stricken):

Robert R. Amerson

Steven K. Clark

Peter Fredericks

William Mitchum

David M. Mock

Robert Barnhill

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WITHHOLD AUTHORITY FOR ALL NOMINEES

2.

OTHER MATTERS.  Unless a line is stricken through this sentence, the shares voted herein   shall be voted in the discretion of the proxies for other matters which may properly come before the meeting.

The shares represented by this Proxy will be voted in the manner directed herein only if this Proxy is properly executed and timely returned.   If the undersigned does not specify a choice, the shares will be voted FOR the nominees for director listed hereon  and in the discretion of the proxies for other matters which may properly come before the meeting.

Dated ________________, 2004.

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Signature of Shareholder(s)

Note: Signature should agree with the name on stock certificates as printed thereon.  Executors, administrators and other fiduciaries should indicate the capacity in which they are signing

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I plan to personally attend the Annual Meeting of the Shareholders

PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

THANK YOU.